EXHIBIT 99.1
                                                                    ------------

PAUL, WEISS, RIFKIND, WHARTON & GARRISON LLP
Jeffrey D. Saferstein (JS/5339)
Erica Weinberger (EW/1411)
1285 Avenue of the Americas
New York, New York 10019-6064
Telephone:  (212) 373-3000
Attorneys for Debtor in Possession

UNITED STATE BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
-------------------------------------------x
                                           :     Chapter 11
In re:                                     :     Case No. 02-16212 (ALG)
                                           :
ACTRADE FINANCIAL TECHNOLOGIES LTD.        :
                                           :
                                Debtor.    :
                                           :
-------------------------------------------x



                         MONTHLY OPERATING STATEMENT FOR
                    THE PERIOD JULY 1, 2003 TO JULY 31, 2003
                    ----------------------------------------

UNITED STATE BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

                                              CHAPTER 11 CASE NO. 02-16212 (ALG)


                       ACTRADE FINANCIAL TECHNOLOGIES LTD.
--------------------------------------------------------------------------------
                                     DEBTOR


                         Monthly Operating Statement For
                    The Period July 1, 2003 to July 31, 2003


DEBTOR'S ADDRESS:
-----------------
Actrade Financial Technologies Ltd.
7 Penn Plaza, Suite 422
New York, NY 10001

                                        Monthly Disbursements:     $       NONE
                                                                   ------------

DEBTOR'S ATTORNEY:
------------------
Paul, Weiss, Rifkind, Wharton & Garrison LLP
1285 Avenue of the Americas
New York, NY 10019

                                        Monthly After Tax Loss:    $     (3,000)
                                                                   ------------


         The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under the penalty of perjury, that to the best of my knowledge, information and belief, the information contained therein accurately reflects, on an unconsolidated basis, information contained in the Debtor's books and records and public filings. As stated in previous disclosures, no assurances can be given and no reliance should be made, on the Debtor's books and records, and on the information contained in the Debtor's public filings.

         The undersigned also verifies that, to the best of his knowledge, all insurance policies, including workers compensation and disability insurance, have been paid currently.



DATE:  Aughust 15, 2003                 By: /s/ Richard F. McCormick
                                            -----------------------------------
                                            Richard F. McCormick
                                            Chief Executive Officer
                                            Actrade Financial Technologies Ltd.


Indicate if this is an amended statement by checking here

                                                        Amended Statement   [_]

                       ACTRADE FINANCIAL TECHNOLOGIES LTD.
                             (DEBTOR-IN-POSSESSION)
                                  BALANCE SHEET
                                  JULY 31, 2003
                             (DOLLARS IN THOUSANDS)


ASSETS

CURRENT ASSETS:
     Cash                                                              $     97
     Other current assets                                                    33
                                                                       --------
         Total Current Assets                                               130

DUE FROM SUBSIDIARIES                                                    18,500

INVESTMENTS IN SUBSIDIARIES                                                 320
                                                                       --------
TOTAL ASSETS                                                           $ 18,950
                                                                       ========

LIABILITIES AND STOCKHOLDERS' EQUITY
     Accrued expenses                                                  $    954
                                                                       --------

         Total Current Liabilities                                          954
Liabilities Subject to Compromise:
     Accrued expenses                                                       303
                                                                       --------
TOTAL LIABILITIES                                                         1,257
                                                                       --------

STOCKHOLDERS' EQUITY
     Common stock, $0.0001 par value; authorized 100,000,000 shares,
       issued and outstanding 11,849,490 shares  at July 31, 2003             1
     Additional paid in capital                                          58,102
     Accumulated deficit                                                 (1,207)
     Treasury stock at cost;  1,336,678 shares at July 31, 2003         (39,203)
                                                                       --------

     Total Stockholders' Equity                                          17,693
                                                                       --------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                             $ 18,950
                                                                       ========



                       See Notes to Financial Statements

                       ACTRADE FINANCIAL TECHNOLOGIES LTD.
                             (DEBTOR-IN-POSSESSION)
                             STATEMENT OF OPERATIONS
                             (DOLLARS IN THOUSANDS)

                                                                                    FOR THE PERIOD
                                                                                   DECEMBER 13, 2002
                                                                     MONTH ENDED       THROUGH
                                                                    JULY 31, 2003    JULY 31, 2003
                                                                    -------------    -------------
Revenue                                                             $          --    $          --

Operating Expenses:
     General and administrative expenses                                        3               31
                                                                    -------------    -------------

Total Operating Expenses                                                        3               31
                                                                    -------------    -------------

Loss before reorganization items and income tax benefit                        (3)             (31)

Reorganization items:
             Interest earned on accumulated cash resulting from
                Chapter 11 proceeding                                          --               --
                                                                    -------------    -------------



Net loss                                                            $          (3)   $         (31)
                                                                    =============    =============



                       See Notes to Financial Statements

                       ACTRADE FINANCIAL TECHNOLOGIES LTD.
                             (DEBTOR-IN-POSSESSION)
                             STATEMENT OF CASH FLOWS
                             (DOLLARS IN THOUSANDS)

                                                                                         FOR THE PERIOD
                                                                                       DECEMBER 13, 2002
                                                                     MONTH ENDED            THROUGH
                                                                    JULY 31, 2003        JULY 31, 2003
                                                                    -------------        -------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net loss                                                          $          (3)       $         (31)

Changes in operating assets and liabilities:
     Due from subsidiaries                                                     88                 (558)
     Accrued expenses                                                         (85)                 447
                                                                    -------------        -------------

Net cash provided by (used in) operating activities before
     Reorganization Items                                                      --                 (142)
                                                                    -------------        -------------

Operating Cash Flow from Reorganization Items -
   Bankruptcy related professional fees paid                                   --                   --
                                                                    -------------        -------------

Net cash provided by (used in) operating activities                            --                 (142)
                                                                    -------------        -------------


Net increase (decrease) in cash during the period                              --                 (142)

Cash balance at beginning of period                                            97                  239
                                                                    -------------        -------------

Cash balance at end of period                                       $          97        $          97
                                                                    =============        =============



                       See Notes to Financial Statements

                       ACTRADE FINANCIAL TECHNOLOGIES LTD.
                    NOTES TO FINANCIAL STATEMENTS - UNAUDITED
                                  JULY 31, 2003
                             (DOLLARS IN THOUSANDS)

NOTE 1.  BASIS OF PRESENTATION

The accompanying unaudited financial statements of Actrade Financial Technologies Ltd. have been prepared on a going concern basis, which contemplates continuity of operations, realization of assets and liquidation of liabilities in the ordinary course of business. These financial statements include intercompany balances that would be eliminated, in accordance with generally accepted accounting principles, when the results of Actrade Financial Technologies Ltd. are consolidated with all of its wholly owned subsidiaries.

NOTE 2.  SIGNIFICANT ACCOUNTING POLICIES

Financial Reporting For Bankruptcy Proceedings - In connection with the bankruptcy proceedings, the Company is required to report in accordance with the American Institute of Certified Public Accountant's Statement of Position 90-7 "Financial Reporting by Entities in Reorganizations under the Bankruptcy Code" (SOP 90-7"). SOP 90-7 requires, among other things, (i) that pre-petition liabilities that are subject to compromise be segregated in the Company's balance sheet as liabilities subject to compromise and (ii) the identification of all transactions and events that are directly associated with the reorganization of the Company in Statement of Operations.

NOTE 3.  PETITION FOR RELIEF UNDER CHAPTER 11

On December 12, 2002, Actrade Financial Technologies Ltd. (the "Debtor," "Actrade" or the "Company") filed a petition for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York. Under Chapter 11, actions to enforce certain claims against the Debtor in existence prior to the filing of the Chapter 11 petition are stayed while the Debtor continues business operations as a debtor-in-possession. These claims are reflected in the July 31, 2003, balance sheet as "liabilities subject to compromise." Additional claims (liabilities subject to compromise) may arise subsequent to the filing date resulting from rejection of executory contracts or leases, and from the determination by the court (or agreed to by parties in interest) of allowed claims for contingencies and other disputed amounts. Actions by creditors whose claims are secured against the Debtor's assets ("Secured Claims") also are stayed, although the holders of such claims have the right to move the court for relief from the stay. Secured Claims are secured primarily by the liens on Debtor's Trade Acceptance Drafts receivable.

The Debtor received approval from the Bankruptcy Court to pay or otherwise honor certain of its prepetition obligations, including wages and other employee benefits.

                       ACTRADE FINANCIAL TECHNOLOGIES LTD.
                    NOTES TO FINANCIAL STATEMENTS - UNAUDITED
                                  JULY 31, 2003
                             (DOLLARS IN THOUSANDS)


NOTE 4.  REORGANIZATION COSTS

Reorganization costs include professional fees and other related expenses attributable to the filings.

NOTE 5.  INTERCOMPANY TRANSACTIONS

Intercompany balances would be eliminated, in accordance with generally accepted accounting principles, when the results of Actrade Financial Technologies Ltd. are consolidated with all of its wholly owned subsidiaries. The intercompany balances that are included on the accompanying financial statements under the caption of Due from Subsidiaries amounted to $18,500 at July 31, 2003.

NOTE 6.  SUPPLEMENTAL FINANCIAL INFORMATION

Actrade Financial Technologies Ltd. operates as a holding company. Almost all of its operating expenses including professional fees and other related expenses attributable to the reorganization filings are recognized and paid by its wholly owned subsidiary, Actrade Capital, Inc., also a debtor-in-possession. Since Actrade Financial Technologies Ltd. is legally liable for its share of outstanding liabilities, Actrade Capital, Inc. charged back Actrade Financial Technologies Ltd. through intercompany accounts for the outstanding liabilities as of July 31, 2003. Actrade Financial Technologies Ltd. paid no professional fees and other related expenses attributable to the reorganization during the period from December 13, 2002 through July 31, 2003.

NOTE 7.  PRESS RELEASE DATED MARCH 26, 2003 ANNOUNCES ADDITIONAL DEVELOPMENTS

The Company's Board of Directors has determined to pursue a sale of the company as a going concern, among other alternatives, to maximize value for all of the Company's creditors and stockholders.

NOTE 8.  PRESS RELEASE DATED JUNE 10, 2003 ANNOUNCES
         ADDITIONAL DEVELOPMENTS

Actrade Financial Technologies, LTD on June 10, 2003 announced that , effective immediately, Actrade and all of its subsidiaries will cease writing any new business and will not issue new Trade Acceptance Drafts. Actrade also announced that it will promptly seek to reduce operating expenses, while focusing primarily on collecting the Company's outstanding TADs receivable, and on the sale process described below.

                       ACTRADE FINANCIAL TECHNOLOGIES LTD.
                    NOTES TO FINANCIAL STATEMENTS - UNAUDITED
                                  JULY 31, 2003
                             (DOLLARS IN THOUSANDS)


The Company also announced that, pursuant to its previously announced plan to seek to maximize value for all of the Company's creditors and stockholders, it is, with the assistance of its financial advisor, Anderson, Weinroth & Partners, LLC, continuing to pursue a sale of the Company. Although the Company is engaged in discussions with potential buyers, there can be no assurance that the Company will consummate a sale transaction.

                                                                       EXHIBIT 1

                       ACTRADE FINANCIAL TECHNOLOGIES LTD.
                             (DEBTOR-IN-POSSESSION)
                             STATEMENT OF OPERATIONS
                                  JULY 31, 2003
                             (DOLLARS IN THOUSANDS)

                                                                                   TOTAL MONTHLY
                                                               INTERCOMPANY        DISBURSEMENTS
                                           TOTAL MONTHLY       DISBURSEMENTS          EXCLUDING
DEBTOR COMPANY           CASE NUMBER       DISBURSEMENTS     INCLUDED IN TOTAL      INTERCOMPANY
--------------           -----------       -------------     -----------------      ------------
Actrade Financial
   Technologies Ltd.     02-16212(ALG)         $    --             $    --            $    --
                                           -----------------------------------------------------
                                               $    --             $    --            $    --
                                           =====================================================